1 Second Quarter 2022 Earnings July 27, 2022

2IDEX Proprietary & Confidential Agenda IDEX Business Overview Q2 2022 Financial Performance Segment Performance 2022 Guidance Summary Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13724804 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s expected organic sales growth and expected earnings per share, and the assumptions underlying these expectations, anticipated future acquisition behavior and capital deployment, availability of cash and financing alternatives, the intent to refinance or repay the Notes using the available borrowing capacity of the Revolving Facility, the anticipated benefits of the Company’s acquisitions, including the acquisitions of Airtech, Nexsight, LLC and its businesses Envirosight, WinCan, MyTana and Pipeline Renewal Technologies (“Nexsight”), KZValve and ABEL, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this presentation. The risks and uncertainties include, but are not limited to, the following: the impact of health epidemics and pandemics, including the COVID-19 pandemic, and the impact of related governmental actions, on the Company’s ability to operate its business and facilities, on its customers, on supply chains and on the U.S. and global economy generally; economic and political consequences resulting from terrorist attacks and wars, including Russia's invasion of Ukraine and the global response to this invasion, which, along with the ongoing effects of the COVID-19 pandemic, could have an adverse impact on the Company's business by creating disruptions in the global supply chain and by potentially having an adverse impact on the global economy; levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets; pricing pressures, including inflation and rising interest rates, and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company’s results; the Company’s ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain backlogs, including risks affecting component availability, labor inefficiencies and freight logistical challenges; market conditions and material costs; risks related to environmental, social and corporate governance ("ESG") issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this presentation, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2022, which is available on our website.

5IDEX Proprietary & Confidential Business Update

6IDEX Proprietary & Confidential IDEX Overview Strong Demand Continues • Record Sales and continued backlog build • Organic sales growth of 12% • Double-digit growth across all three segments Driving Operational Excellence • Managing supply chain environment • Lead times providing competitive advantage • Price-cost trending toward historic levels Focused Capital Deployment • Completed KZValve acquisition • Invested $20 million in capex and growth resources • Deployed $88 million for share repurchases • Increased quarterly dividend by 11%

7IDEX Proprietary & Confidential Financials

8IDEX Proprietary & Confidential IDEX Q2 2022 Financial Performance Strong Revenue, Profitability, and Earnings (Dollars in millions, excl. EPS) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2022, which is available on our website. Sales Adjusted Earnings per Share* Adjusted Operating Margin* Free Cash Flow* $686 $796 Q2 2021 Q2 2022 +12% Organic* $1.75 $2.02 Q2 2021 Q2 2022 15% Increase 24.4% 23.8% Q2 2021 Q2 2022 60 bps decrease $120 $97 Q2 2021 Q2 2022 20% decrease Q2 2022 includes incremental impact of acquisition-related amortization of (80) bps*

2022 Adjusted Operating Income Walk


(Dollars in millions)
$ 167
22
8
2
(4)
(9)
4
$ 190
Q2'21*
Adj Op Income
Organic
Flow Thru
Price/
Productivity/
Inflation
Mix
Growth
Investments
Discretionary
Acq/FX
Q2'22
Adj Op Income
*
Flow through
@ PY GM%
45%
Organic flow
through ex
Acq / FX 23%
Total flow
through
21%

Volume and productivity partly offset by growth investments and discretionary spend

IDEX
Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2022, which is available on our website.

9

IDEX Segment Performance



Fluid & Metering Technology

Q2 Revenue $300M / 38% of Total

- Stable Industrial market
- Strong Water & Ag market
- Improving Energy

Organic Orders V%	8%
Organic Sales V%*	13%
Adj Op Margin vbps*	+170

*Q2 2022 includes incremental impact of acquisition-related amortization of (60) bps**



Health & Science Technology

Q2 Revenue $326M / 41% of Total

- Strong secular growth trends
- Genetic sequencing strong
- Semi and broadband wins

Organic Orders V%	13%
Organic Sales V%*	12%
Adj Op Margin vbps*	(130)

*Q2 2022 includes incremental impact of acquisition-related amortization of (130) bps**



Fire & Safety / Diversified

Q2 Revenue $171M / 21% of Total

- Dispensing project deliveries
- Share gain in Auto / Energy
- Strong Rescue targeted growth

Organic Orders V%	(5%)
Organic Sales V%*	11%
Adj Op Margin vbps*	(280)

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2022, which is available on our website.

IDEX Proprietary & Confidential

10

2022 Guidance Summary

		Third Quarter	Full Year	
		Current Guidance	Prior Guidance	Current Guidance
Revenue% vs. Prior Year	Organic*	9-10%	6-8%	~10%
Operating Margin%	Reported	~24%	~24%	~24%
Earnings per Share	Reported	$1.80-$1.85	$6.87-$7.00	$7.19-$7.29
	Adjusted*	$1.98-$2.03	$7.50-$7.63	$7.88-$7.98

Other Modeling Items:	Third Quarter Current Guidance	Full Year Prior Guidance	Full Year Current Guidance
FX Impact on Sales	-3% -a)	-1% -b)	-3% -a)
Acquisition impact on Sales	4%	4%	5%
Corporate Costs	$23 million	~$80 million	~$80 million
Tax Rate	22.5%	22.5%	22.5%
Capital Expenditures		$90+ million	$90+ million
Free Cash Flow % of Adjusted Net Income		~105%	75-80%

(a - Based on 6/30/2022 FX rate
(b - Based on 3/31/2022 FX rate

Earnings per share estimates exclude all future acquisitions and any future restructuring expenses

IDEX
Trusted Solutions, Improving Lives™

IDEX Proprietary & Confidential

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2022, which is available on our website.

11

12IDEX Proprietary & Confidential Appendix

Fluid & Metering Technologies

(Dollars in millions)

Orders

+8% Organic*



$278
$319
Q2 2021
Q2 2022

Sales

+13% Organic*



$251
$300
Q2 2021
Q2 2022

Adjusted Operating Margin*

+170 bps*



26.7%
28.4%
Q2 2021
Q2 2022

Q2 Sales Mix:		
	Organic	13%
	Acquisition	9%
	FX	(3%)
	Reported Sales	19%

Q2 Highlights:

- Steady Industrial demand
- Strong Agriculture market with tailwind to Precision Ag applications
- Increasing Municipal Water project activity
- Incremental amortization related to the Nexsight and KZValve acquisitions unfavorably impacted adjusted operating margin by 60 basis points.
- Strong volume, productivity, and favorable price-cost driving margin expansion

Strong growth and margin expansion

IDEX

Trusted Solutions, Improving Lives™

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2022, which is available on our website.

IDEX Proprietary & Confidential

13

Health & Science Technologies

(Dollars in millions)

Orders

+13% Organic*



$283
$343
Q2 2021
Q2 2022

Sales

+12% Organic*



$275
$326
Q2 2021
Q2 2022

Adjusted Operating Margin*

-130 bps*



27.8%
26.5%
Q2 2021
Q2 2022

Q2 Sales Mix:	Organic	12%
	Acquisition	10%
	FX	(3%)
	Reported Sales	19%

Q2 Highlights:

- Strong Life Sciences, Analytical Instrumentation, Semiconductor, Food & Pharma
- Continued wins in Genetic Sequencing, Broadband, and Semiconductor
- Automotive remains challenged due to chip shortages
- Incremental amortization related to the Airtech acquisition unfavorably impacted adjusted operating margin by 130 basis points
- Volume leverage offset by discretionary/resource spend

Strong growth enables reinvestment

Trusted Solutions, Improving Lives™

*This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2022, which is available on our website.

IDEX Proprietary & Confidential

14

15IDEX Proprietary & Confidential 26.7% 23.9% Q2 2021 Q2 2022 Fire & Safety / Diversified Products Q2 Highlights:  Orders driven by non-repeat of Dispensing North America Project Orders from 2021  BAND-IT strong Energy and Industrial and share gain in Automotive  Strong adoption of E3 Rescue tool  Fire continues to lag due to supply chain issues with OEMs but some modest improvement  Margin compression mainly driven by unfavorable price/cost  Expect price/cost improvement in second half 2022 Strong growth with price-cost tempering margin performance Q2 Sales Mix: Organic 11% FX (4%) Reported Sales 7% (Dollars in millions) Orders Sales Adjusted Operating Margin* $191 $177 Q2 2021 Q2 2022 $161 $171 Q2 2021 Q2 2022 -5% Organic* +11% Organic* -280 bps* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2022, which is available on our website.

16IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of the Change in Net Sales to Organic Net Sales Three Months Ended June 30, 2022 FMT HST FSDP IDEX Change in net sales 19% 19% 7% 16% - Net impact from acquisitions/divestitures 9% 10% —% 7% - Impact from foreign currency (3%) (3%) (4%) (3%) Change in organic net sales 13% 12% 11% 12%

17IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted Operating Income and Margin Three Months Ended June 30, 2022 2021 FMT HST FSDP Corporate IDEX FMT HST FSDP Corporate IDEX Reported operating income (loss) $ 82.9 $ 86.5 $ 39.9 $ (22.7) $ 186.6 $ 63.5 $ 76.0 $ 42.8 $(24.0) $ 158.3 + Restructuring expenses and asset impairments 1.7 0.1 1.0 — 2.8 1.9 0.5 0.1 0.7 3.2 + Fair value inventory step-up charges 0.4 — — — 0.4 1.8 — — — 1.8 + Corporate transaction indemnity — — — — — — — — 3.9 3.9 Adjusted operating income (loss) $ 85.0 $ 86.6 $ 40.9 $ (22.7) $ 189.8 $ 67.2 $ 76.5 $ 42.9 $ (19.4) $ 167.2 Net sales (eliminations) $ 299.9 $ 326.0 $ 171.2 $ (1.0) $ 796.1 $ 251.3 $ 275.0 $ 160.8 $ (1.1) $ 686.0 Reported operating margin 27.7% 26.5% 23.3% n/m 23.4% 25.3% 27.6% 26.6% n/m 23.1% Adjusted operating margin 28.4% 26.5% 23.9% n/m 23.8% 26.7% 27.8% 26.7% n/m 24.4%

18IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted Net Income Three Months Ended June 30, 2022 2021 Reported net income attributable to IDEX $ 138.2 $ 102.2 + Restructuring expenses and asset impairments 2.8 3.2 + Tax impact on restructuring expenses and asset impairments (0.7) (0.9) + Fair value inventory step-up charges 0.4 1.8 + Tax impact on fair value inventory step-up charges (0.1) (0.5) - Gains on sales of assets — — + Tax impact on gains on sales of assets — — + Corporate transaction indemnity — 3.9 + Tax impact on Corporate transaction indemnity — (0.9) + Loss on early debt redemption — 8.6 + Tax impact on loss on early debt redemption — (1.8) + Termination of the U.S. pension plan — 9.7 + Tax impact on termination of the U.S. pension plan — (2.1) + Acquisition-related intangible asset amortization 16.9 13.5 + Tax impact on acquisition-related intangible asset ti ti (3.9) (3.1) Adjusted net income attributable to IDEX $ 153.6 $ 133.6

19IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Reported-to-Adjusted EPS Three Months Ended June 30, 2022 2021 Reported diluted EPS attributable to IDEX $ 1.81 $ 1.34 + Restructuring expenses and asset impairments 0.04 0.04 + Tax impact on restructuring expenses and asset impairments (0.01) (0.01) + Fair value inventory step-up charges — 0.02 + Tax impact on fair value inventory step-up charges — (0.01) - Gains on sales of assets — — + Tax impact on gains on sales of assets — — + Corporate transaction indemnity — 0.05 + Tax impact on Corporate transaction indemnity — (0.01) + Loss on early debt redemption — 0.11 + Tax impact on loss on early debt redemption — (0.02) + Termination of the U.S. pension plan — 0.13 + Tax impact on termination of the U.S. pension plan — (0.03) + Acquisition-related intangible asset amortization 0.22 0.18 + Tax impact on acquisition-related intangible asset ti ti (0.04) (0.04) Adjusted diluted EPS attributable to IDEX $ 2.02 $ 1.75 Diluted weighted average shares outstanding 76.1 76.4

20IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Cash Flows from Operating Activities to Free Cash Flow Three Months Ended June 30, 2022 2021 Cash flows from operating activities $ 112.3 $ 136.3 - Capital expenditures 15.6 16.0 Free cash flow $ 96.7 $ 120.3

21IDEX Proprietary & Confidential Reconciliation of Non-GAAP Measures This information reconciles non-GAAP measures (denoted with a *) with the most directly comparable GAAP measure. (dollars in millions, except per share amounts) Reconciliation of Estimated 2022 EPS to Adjusted EPS Attributable to IDEX Guidance Third Quarter 2022 Full Year 2022 Estimated EPS attributable to IDEX $1.80 - $1.85 $7.19 - $7.29 + Acquisition-related intangible asset amortization 0.22 0.88 + Tax impact on acquisition-related intangible asset amortization (0.04) (0.20) - Gains on sales of assets — (0.03) + Tax impact on gains on sales of assets — 0.01 + Restructuring expenses and asset impairments — 0.04 + Tax impact on restructuring expenses and asset impairments — (0.01) + Fair value inventory step-up charges — — + Tax impact on fair value inventory step-up charges — — Estimated adjusted EPS attributable to IDEX $1.98 - $2.03 $7.88 - $7.98